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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the Intermedia Communications Inc. 401K Plan of our report dated February 17, 1999, with respect to the consolidated financial statements and schedule of Intermedia Communications Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                            /s/ Ernst & Young LLP


Tampa, Florida
June 11, 1999